Exhibit 99.1

SINOCOKING SHAREHOLDERS APPROVE NAME CHANGE TO

HONGLI CLEAN ENERGY TECHNOLOGIES CORP.

Name Reflects Company’s New Green Identity

PINGDINGSHAN, China – July 2, 2015 - SinoCoking Coal and Coke Chemical Industries, Inc. (NasdaqCM: SCOK), a vertically integrated producer of clean energy products located in Henan Province, announced that, at its Annual Meeting of Shareholders held on June 30, 2015, a majority of the shares of common stock present at the meeting in person or by proxy voted in favor of amending and restating the company’s Articles of Incorporation  to change the name of the company to “Hongli Clean Energy Technologies Corp.” The Company’s name change will become effective upon filing with the Florida Secretary of State.

According to SCOK’s CEO Mr. Jianhua Lv,  “We have, by way of an intensive five year process, implemented and executed on the required technology upgrades to successfully grow the Company from a traditional coal and coking company into a profitable producer of clean-burning syngas. As an active participant in China’s clean energy initiative, with two operational aboveground syngas facilities and one of the country’s first technology demonstrations of underground coal gasification (UCG) featuring carbon capture, we believe ‘Hongli Clean Energy Technologies Corp.’ better reflects the company’s actual focus on clean energy achieved through innovative technology. Our company will continue to emphasize “green and sustainable energy” as the basis for all of our research and development. I thank all our shareholders for their support.”

For additional information on SinoCoking, please go to http://www.scokchina.com or refer to the company’s periodic reports filed with the Securities and Exchange Commission (http://www.scokchina.com/sec-filings.html). Investors wishing to receive SinoCoking’s corporate communications as they become available may go to the company’s Investor Relations site (http://www.scokchina.com/corporate-overview.html) and register under Email Alerts.

Also, investors may submit questions directly to Mr. Lv and his staff to receive non-confidential information about the company’s operations and products at the company’s “Ask Management” blog (http://www.scokchina.com/ask-management.html).

About SinoCoking

SinoCoking Coal and Coke Chemical Industries, Inc. (www.scokchina.com), a Florida corporation, is an emerging producer of clean energy products located in Pingdingshan, Henan Province, China. The company has historically been a vertically-integrated coal and coke processor of basic and value-added coal products for steel manufacturers, power generators, and various industrial users. SinoCoking has been producing metallurgical coke since 2002, and acts as a key supplier to regional steel producers in central China. SinoCoking also produces and supplies thermal coal to its customers in central China. SinoCoking currently owns its assets and conducts its operations through its subsidiaries, Top Favour Limited and Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd., and its affiliated companies, Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd., Baofeng Coking Factory, Baofeng Hongchang Coal Co., Ltd., Baofeng Hongguang Environment Protection Electricity Generating Co., Ltd., Zhonghong Energy Investment Company, Henan Hongyuan Coal Seam Gas Engineering Technology Co., Ltd., Baofeng Shuangri Coal Mining Co., Ltd., and Baofeng Xingsheng Coal Mining Co., Ltd.

Forward-Looking Statements

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company’s financial position and business strategy. The words or phrases “plans,” “would be,” “will allow,” “intends to,” “may result,” “are expected to,” “will continue,” “anticipates,” “expects,” “estimate,” “project,” “indicate,” “could,” “potentially,” “should,” “believe,” “think,” “considers” or similar expressions are intended to identify “forward-looking statements.” These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of local, regional, and global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

Contact:

SinoCoking

Song Lv, Chief Financial Officer

+ 86-375-2882-999

lvsong@sinocoking.net

http://www.scokchina.com/

Investor Relations Counsel:

Jimmy Caplan, Asia IR-PR

+1-512-329-9505

jimmy@asia-irpr.com

http://asia-irpr.com/